Phoenix Capital Growth Series

                          The Phoenix Edge Series Fund

                 Supplement to the Prospectus dated May 1, 2006

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The following replaces the section under, "Principle Investment Strategies" on page 4 of your prospectus:

Principal Investment Strategies
o The series normally invests at least 80% of its assets in common stocks. These stocks are generally of companies with market capitalization in excess of $1 billion at time of purchase.

o The advisor supervises the series' investment program and general operations of the series, including oversight of the subadvisor. The subadvisor manages the investments of the series. The subadvisor selects stocks that are representative of the companies found within the Russell 1000 Growth Index in an effort to:

     - Provide greater returns, over the long-term, than the securities comprising the Russell 1000 Growth Index

     -   Maintain a risk level approximating that of the Russell 1000 Growth
         Index

o The subadvisors' approach to equity management is process driven with the application of quantitative analytics combined with a fundamental overlay to provide consistent, superior performance results. Based on internal research and extensive academic studies, the subadvisor focuses on those companies exhibiting improving fundamentals, attractive valuations and increasing investor interest.

o The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and was comprised at December 31, 2005 of stocks with market capitalization ranging from $898 million to $372 billion.

o The subadvisor's buy/sell discipline is a by-product of the quantitative investment process. After stocks are ranked by the multi-factor model and evaluated by the portfolio management team, an optimal portfolio is constructed.

o Stocks are sold by the subadvisor for one of two reasons. First, if the alpha ranking from the multi-factor model deteriorates, and the optimizer wants to replace it with a more attractive company, it is sold. Second, if there is deterioration in the company fundamentals and outlook, the stock is reviewed and possibly sold.

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The following replaces the second paragraph under the section, "Principal Risks"
on page 4 of your prospectus:

     The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

o        Growth Stock Investment Risk

o        Larger Market Capitalization Risk

o        Market Risk

o        Securities Selection Risk

o        Volatility Risk

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The following replaces the sections under, "Management of the Series" on page 5 of your prospectus:

The Advisor and Subadvisor
     PIC is the investment advisor to the series. Harris Investment Management, Inc. (HIM) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and HIM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

Portfolio Management
o T. Andrew Janes, JD, CFA, Partner and Portfolio Manager. Mr. Janes was appointed portfolio manager of the series in June 2006. Mr. Janes joined HIM in 1999 and has served as portfolio manager for equity accounts, including mutual funds since that time. He has a total of 20 years of portfolio management, investment research and trust administration experience.

o Daniel L. Sido, Senior Partner and Portfolio Manager. Mr. Sido was appointed portfolio manager of the series in June 2006. Mr. Sido joined HIM in 1994 and has served as portfolio manager for equity accounts, including mutual funds since that time. He has a total of more than 20 years of portfolio management and investment research experience.

o Mark Wimer, CFA, Principal and Portfolio Manager. Mr. Wimer was appointed portfolio manager of the series in June 2006. Mr.Wimer joined HIM in 2006 as an equity portfolio manager. Prior to joining HIM, Mr. Wimer over the past five years was director of Quantitative Research at an investment management firm and also worked in investment model development, consulting, sales and marketing and risk analysis for a full service financial services firm. He has 11 years of total investment management experience.

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The following subsection is added to the section, " Description of Principal
Risks (except the Phoenix-S&P Series)" on page 86 of your prospectus:

Volatility Risk
     The risk that performance will be affected by unanticipated event (e.g., significant earnings, shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

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Under the section, "Description of Principal Risks (except the Phoenix S&P
Series), the paragraph titled, "Special Situations Risk" on page 90 should be deleted from the prospectus.

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The following subsection is added to the section, "The Subadvisors" on page 95 of your prospectus:

Harris Investment Management, Inc.
     Harris Investment Management, Inc. (HIM) is the subadvisor to the Phoenix Capital Growth Series and is located at 190 South LaSalle Street, 4th Floor,
P. O. Box 755, Chicago, IL 60603. HIM has been an investment advisor since 1989. HIM is a wholly owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly owned subsidiary of Harris Financial Corp., which is a wholly owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005, HIM had approximately $21.7 billion in assets under management.

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Dated: June 26, 2006           Please keep this supplement for future reference.



TF894                                                                Page 1 of 2

                          The Phoenix Edge Series Fund

 Supplement to the Statement of Additional Information ("SAI") dated May 1, 2006

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Phoenix Capital Growth Series
All references to Engemann Asset Management (Engemann) in connection with the Phoenix Capital Growth Series are deleted. Please add the following information to the section, "The Subadvisors" on page 36 of your SAI:

>>       Harris Investment Management, Inc.
     Pursuant to an agreement between PIC and Harris Investment Management, Inc.
(HIM), HIM is the subadvisor and furnishes portfolio management services to the Phoenix Capital Growth Series. PIC pays a monthly fee to HIM based on an annual percentage of the average daily net assets of the series as follows:

---------------------------------- ---------
Series                                Rate
---------------------------------- ---------

Phoenix Capital Growth                .30%
---------------------------------- ---------

     HIM is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. HIM has been an investment advisor since 1989. HIM is a wholly owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly owned subsidiary of Harris Financial Corp., which is a wholly owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005, HIM had approximately $21.7 billion in assets under management.

Compensation of Portfolio Managers of the Subadvisor
     The following describes the structures and method of calculating the portfolio managers' compensation as of December 31, 2005.

     The compensation program for investment professionals of HIM, including the portfolio managers of the Phoenix Insight Funds, is designed to provide a total compensation package that (a) serves to align employees' interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

     All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm's investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of a relevant benchmark and performance of a peer group of funds or managers over a rolling one- and three-year performance period, each individual's contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

     HIM also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of HIM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of HIM, is determined by senior management and communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.

Other Accounts Managed by the Portfolio Mangers
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
                 Phoenix Capital Growth Series
-----------------------------------------------------------------
                       Number of Other Accounts Managed; Assets
                                  Under Management
                     --------------------------------------------
                     Registered     Other Pooled
                      Investment      Investment       Other
Portfolio Manager      Companies       Vehicles       Accounts
------------------- -------------- --------------- --------------
T.Andrew Janes         4; $901          4: $168        3; $80
                       million          million        million
------------------- -------------- --------------- --------------
Daniel L. Sido         6; $1.2        5; $811         7; $57
                       billion        million         million
------------------- -------------- --------------- --------------
Mark Wimer                0              0               0
------------------- -------------- --------------- --------------

Description of any Potential Material Conflicts of interest
     As shown in the table above, the portfolio managers may manage other accounts, including separately managed accounts, which have investment strategies similar to those of the series. Fees earned by the advisor or a subadvisor may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the series. A conflict also may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a portfolio manager is not able to take full advantage of that opportunity because that opportunity must be allocated among multiple accounts. In addition, the portfolio manager may execute transactions for another account that could adversely impact the value of securities held by the series. However, the subadvisor believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, the advisor and subadvisors have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Ownership of Securities
    None of the portfolio managers beneficially own any shares in the Fund.
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Dated: June 26, 2006           Please keep this supplement for future reference.


TF895                                                                Page 1 of 2